COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS

September 30, 2019 (Unaudited)

		Shares/Units	Value
COMMON STOCK	114.4%
AUSTRALIA	8.2%
AIRPORTS	1.8%
Sydney Airport		7,805,785	$42,306,179

ELECTRIC	1.0%
Spark Infrastructure Group(a)		15,978,654	23,295,155

PIPELINES—C-CORP	1.0%
APA Group		3,154,950	24,403,312

RAILWAYS	1.0%
Aurizon Holdings Ltd.		5,801,787	23,103,909

TOLL ROADS	3.4%
Transurban Group(a)		7,860,067	77,932,698

TOTAL AUSTRALIA			191,041,253

BRAZIL	2.6%
RAILWAYS	1.8%
Rumo SA(a),(b)		7,103,957	41,889,059

TOLL ROADS	0.8%
Ccr SA		4,219,079	17,516,243

TOTAL BRAZIL			59,405,302

CANADA	7.7%
ELECTRIC	1.3%
Emera, Inc.		690,803	30,325,775

PIPELINES—C-CORP	5.8%
Enbridge, Inc.(a)		1,930,905	67,771,508
TC Energy Corp.		1,270,120	65,766,111

			133,537,619

RAILWAYS	0.6%
Canadian Pacific Railway Ltd.(a)		66,550	14,789,335

TOTAL CANADA			178,652,729

CHINA	3.4%
MARINE PORTS	0.6%
China Merchants Port Holdings Co., Ltd. (HKD)		8,816,300	13,273,325

PIPELINES—C-CORP	0.7%
Beijing Enterprises Holdings Ltd. (HKD)		3,787,000	17,418,547

TOLL ROADS	1.4%
Jiangsu Expressway Co., Ltd., Class H (HKD)		19,814,000	25,179,254
Zhejiang Expressway Co., Ltd., Class H (HKD)		7,164,000	6,197,216

			31,376,470

		Shares/Units	Value
WATER	0.7%
Guangdong Investment Ltd. (HKD)		8,491,247	$16,619,127

TOTAL CHINA			78,687,469

FRANCE	1.5%
TOLL ROADS
Eiffage SA		89,719	9,301,714
Vinci SA(a)		241,856	26,050,042

TOTAL FRANCE			35,351,756

HONG KONG	1.0%
GAS DISTRIBUTION
Hong Kong and China Gas Co., Ltd.(a)		12,004,300	23,403,001

ITALY	2.4%
COMMUNICATIONS—TOWERS	1.0%
Infrastrutture Wireless Italiane S.p.A., 144A(c)		2,246,680	23,312,287

TOLL ROADS	1.4%
Atlantia S.p.A.		1,330,954	32,190,450

TOTAL ITALY			55,502,737

JAPAN	5.6%
ELECTRIC	1.9%
Chugoku Electric Power Co., Inc.		1,419,000	18,228,819
Shikoku Electric Power Co., Inc.(a)		2,703,100	25,474,764

			43,703,583

GAS DISTRIBUTION	1.3%
Tokyo Gas Co., Ltd.(a)		1,156,000	29,128,527

RAILWAYS	2.4%
Central Japan Railway Co.(a)		39,399	8,096,608
West Japan Railway Co.(a)		574,000	48,473,471

			56,570,079

TOTAL JAPAN			129,402,189

LUXEMBOURG	0.3%
COMMUNICATIONS—SATELLITES
SES SA		426,687	7,778,256

		Shares/Units	Value
MEXICO	2.3%
AIRPORTS	1.5%
Grupo Aeroportuario del Pacifico SAB de CV, Class B		3,708,152	$35,788,722

PIPELINES—C-CORP	0.8%
Infraestructura Energetica Nova SAB de CV(b)		4,620,023	18,385,041

TOTAL MEXICO			54,173,763

NEW ZEALAND	0.5%
AIRPORTS
Auckland International Airport Ltd.(a)		2,240,028	12,834,755

SPAIN	3.6%
AIRPORTS	2.0%
Aena SME SA, 144A(a),(c)		254,515	46,604,663

ELECTRIC	1.6%
Iberdrola SA		3,511,464	36,497,336

TOTAL SPAIN			83,101,999

THAILAND	2.2%
AIRPORTS
Airports of Thailand PCL		20,717,100	50,632,768

UNITED KINGDOM	3.6%
ELECTRIC	2.2%
National Grid PLC		4,810,731	52,164,667

WATER	1.4%
United Utilities Group PLC(a)		3,163,636	32,122,358

TOTAL UNITED KINGDOM			84,287,025

UNITED STATES	69.5%
COMMUNICATIONS—TOWERS	12.8%
American Tower Corp.(a),(d)		467,197	103,311,273
Crown Castle International Corp.(a)		1,390,751	193,328,296

			296,639,569

ELECTRIC	33.6%
Alliant Energy Corp.(a),(d)		955,815	51,547,103
CenterPoint Energy, Inc.		1,303,388	39,336,250
CMS Energy Corp.(a),(d)		830,962	53,140,020
DTE Energy Co.(a),(d)		383,965	51,051,986
Duke Energy Corp.(a),(d)		492,119	47,174,527
Edison International(a),(d)		529,073	39,902,686
Evergy, Inc.(a),(d)		651,274	43,348,798
FirstEnergy Corp.(a),(d)		1,896,693	91,477,503

		Shares/Units	Value
NextEra Energy, Inc.(a),(d)		842,825	$196,369,797
NorthWestern Corp.		465,787	34,957,314
WEC Energy Group, Inc.(a),(d)		775,461	73,746,341
Xcel Energy, Inc.(a),(d)		931,656	60,455,158

			782,507,483

GAS DISTRIBUTION	3.5%
Atmos Energy Corp.(a),(d)		607,162	69,149,680
NiSource, Inc.		448,935	13,432,136

			82,581,816

PIPELINES	11.1%
PIPELINES—C-CORP	7.7%
Antero Midstream Corp.		607,380	4,494,612
Cheniere Energy, Inc.(a),(b),(d)		407,081	25,670,528
Kinder Morgan, Inc.		934,471	19,259,447
ONEOK, Inc.(a),(d)		390,867	28,802,989
PBF Logistics LP		587,557	12,426,831
Plains GP Holdings LP, Class A		1,366,119	29,002,706
Targa Resources Corp.(a),(d)		345,327	13,871,786
Williams Cos., Inc./The(a),(d)		1,866,126	44,898,992

			178,427,891

PIPELINES—MLP	3.4%
CNX Midstream Partners LP		488,100	6,882,210
Energy Transfer LP		2,124,580	27,789,506
Enterprise Products Partners LP(a),(d)		915,117	26,154,044
MPLX LP(a),(d)		495,501	13,878,983
Noble Midstream Partners LP		208,182	5,021,350

			79,726,093

TOTAL PIPELINES			258,153,984

RAILWAYS	3.6%
Norfolk Southern Corp.(a),(d)		390,262	70,114,471
Union Pacific Corp.(a),(d)		78,279	12,679,632

			82,794,103

REAL ESTATE—DATA CENTERS	1.5%
CyrusOne, Inc.		452,520	35,794,332

WATER	3.4%
American Water Works Co., Inc.(a),(d)		633,706	78,725,296

		Shares/Units	Value
TOTAL UNITED STATES			$1,617,196,583

TOTAL COMMON STOCK (Identified cost—$1,887,306,624)			2,661,451,585

EXCHANGE-TRADED FUNDS—UNITED STATES	0.1%
iShares Preferred & Income Securities ETF		41,424	1,554,643

TOTAL EXCHANGE-TRADED FUNDS (Identified cost—$1,382,592)			1,554,643

PREFERRED SECURITIES—$25 PAR VALUE	6.6%
BERMUDA	0.1%
INSURANCE—PROPERTY CASUALTY
Enstar Group Ltd., 7.00% to 9/1/28, Series D (USD)(e),(f)		70,000	1,898,400

CANADA	0.2%
PIPELINES	0.1%
Enbridge, Inc., 6.375% to 4/15/23, due 4/15/78, Series B (USD)(f)		61,150	1,706,085

UTILITIES	0.1%
Algonquin Power & Utilities Corp., 6.20% to 7/1/24, due 7/1/79, Series 19-A (USD)(f)		64,425	1,766,533
Algonquin Power & Utilities Corp., 6.875% to 10/17/23, due 10/17/78 (USD)(f)		38,890	1,074,920

TOTAL UTILITIES			2,841,453

TOTAL CANADA			4,547,538

UNITED STATES	6.3%
BANKS	2.8%
Bank of America Corp., 6.20%, Series CC(e)		112,525	2,908,771
Bank of America Corp., 6.00%, Series EE(e)		100,000	2,587,000
Bank of America Corp., 6.00%, Series GG(e)		204,775	5,545,307
Bank of America Corp., 5.875%, Series HH(e)		82,800	2,280,312
Bank of America Corp., 5.375%, Series KK(e)		45,975	1,222,475
Bank of America Corp., 5.00%, Series LL(e)		71,300	1,829,558
Bank of America Corp., 6.50%, Series Y(a),(e)		59,106	1,487,698
Capital One Financial Corp., 6.00%, Series H(e)		54,285	1,442,352
Capital One Financial Corp., 5.00%, Series I(e)		90,000	2,247,300
Citigroup, Inc., 6.30%, Series S(e)		147,743	3,882,686
GMAC Capital Trust I, 7.943% (3 Month US LIBOR + 5.785%), due 2/15/40, Series 2 (TruPS) (FRN)(g)		266,691	6,989,971
Huntington Bancshares, Inc., 6.25%, Series D(a),(e)		73,122	1,923,109
JPMorgan Chase & Co., 6.10%, Series AA(a),(d),(e)		121,901	3,159,674
JPMorgan Chase & Co., 6.125%, Series Y(a),(e)		180,722	4,624,676

		Shares/Units	Value
New York Community Bancorp, Inc., 6.375% to 3/17/27, Series A(a),(e),(f)		79,799	$2,222,402
PNC Financial Services Group, 5.375%, Series Q(e)		10,278	265,995
Regions Financial Corp., 6.375% to 9/15/24, Series B(a),(d),(e),(f)		54,461	1,514,560
Regions Financial Corp., 5.70% to 5/15/29, Series C(e),(f)		110,000	3,111,900
Synovus Financial Corp., 5.875% to 7/1/24, Series E(e),(f)		50,000	1,334,000
Wells Fargo & Co., 5.25%, Series P(e)		60,900	1,513,974
Wells Fargo & Co., 5.85% to 9/15/23, Series Q(a),(e),(f)		105,975	2,799,860
Wells Fargo & Co., 6.00%, Series T(a),(d),(e)		150,000	3,784,500
Wells Fargo & Co., 5.70%, Series W(a),(d),(e)		143,039	3,666,090
Wells Fargo & Co., 5.625%, Series Y(e)		99,275	2,664,541

			65,008,711

ELECTRIC	1.0%
CMS Energy Corp., 5.875%, due 3/1/79		99,975	2,824,294
DTE Energy Co., 5.375%, due 6/1/76, Series B(a),(d)		182,874	4,794,956
Duke Energy Corp., 5.75%, Series A(e)		170,225	4,703,317
Integrys Holding, Inc., 6.00% to 8/1/23, due 8/1/73(a),(f)		158,638	4,402,204
NextEra Energy Capital Holdings, Inc., 5.65%, due 3/1/79, Series N		115,742	3,188,692
Southern Co./The, 5.25%, due 12/1/77		99,672	2,680,180

			22,593,643

FINANCIAL	0.9%
DIVERSIFIED FINANCIAL SERVICES	0.3%
Apollo Global Management, Inc., 6.375%, Series A(e)		46,528	1,242,763
KKR & Co., Inc., 6.75%, Series A(a),(e)		77,761	2,077,774
National Rural Utilities Cooperative Finance Corp., 5.50%, due 5/15/64, Series US		90,000	2,468,700
State Street Corp., Series C(e)		25,802	650,468

			6,439,705

INVESTMENT BANKER/BROKER	0.6%
Carlyle Group LP/The, 5.875%, Series A(e)		101,921	2,580,640
Charles Schwab Corp./The, 5.95%, Series D(a),(d),(e)		52,943	1,425,226
Morgan Stanley, 6.875% to 1/15/24, Series F(e),(f)		121,171	3,395,211
Morgan Stanley, 6.375% to 10/15/24, Series I(e),(f)		125,000	3,492,500
Morgan Stanley, 5.85% to 4/15/27, Series K(e),(f)		99,200	2,708,160

			13,601,737

TOTAL FINANCIAL			20,041,442

		Shares/Units	Value
INDUSTRIALS—CHEMICALS	0.3%
CHS, Inc., 7.10% to 3/31/24, Series 2(e),(f)		135,283	$3,599,881
CHS, Inc., 6.75% to 9/30/24, Series 3(a),(e),(f)		137,935	3,630,449

			7,230,330

INSURANCE	0.5%
LIFE/HEALTH INSURANCE	0.3%
Athene Holding Ltd., 6.35% to 6/30/29, Series A(e),(f)		123,950	3,487,953
Voya Financial, Inc., 5.35% to 9/15/29, Series B(e),(f)		88,175	2,420,404

			5,908,357

MULTI-LINE	0.2%
Allstate Corp./The, 5.10%, Series H(e)		134,800	3,539,848
Hanover Insurance Group, Inc./The, 6.35%, due 3/30/53		50,210	1,278,848

			4,818,696

TOTAL INSURANCE			10,727,053

INTEGRATED TELECOMMUNICATIONS SERVICES	0.1%
AT&T, Inc., 5.625%, due 8/1/67		50,000	1,397,500

PIPELINES	0.2%
Energy Transfer Operating LP, 7.375% to 5/15/23, Series C(e),(f)		142,225	3,490,201
Energy Transfer Operating LP, 7.625% to 8/15/23, Series D(e),(f)		40,075	989,853
Energy Transfer Operating LP, 7.60% to 5/15/24, Series E(e),(f)		44,000	1,114,960

			5,595,014

REAL ESTATE	0.3%
DIVERSIFIED	0.2%
Saul Centers, Inc., 6.875%, Series C(e)		36,427	912,861
VEREIT, Inc., 6.70%, Series F(a),(e)		195,212	4,948,624

			5,861,485

REINSURANCE	0.1%
Arch Capital Group Ltd., 5.45%, Series F(a),(e)		80,000	2,063,200

TOTAL REAL ESTATE			7,924,685

UTILITIES	0.2%
NiSource, Inc., 6.50% to 3/15/24, Series B(e),(f)		80,777	2,242,370
South Jersey Industries, Inc., 5.625%, due 9/16/79		84,000	2,175,600

		Shares/Units	Value
Spire, Inc., 5.90%, Series A(e)		50,625	$1,432,687

			5,850,657

TOTAL UNITED STATES			146,369,035

TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$143,446,502)			152,814,973

		Principal Amount
PREFERRED SECURITIES—CAPITAL SECURITIES	13.6%
AUSTRALIA	0.4%
INSURANCE-PROPERTY CASUALTY	0.3%
QBE Insurance Group Ltd., 6.75% to 12/2/24, due 12/2/44 (USD)(f),(h)		$4,000,000	4,406,080
QBE Insurance Group Ltd., 5.875% to 6/17/26, due 6/17/46, Series EMTN (USD)(f),(h)		1,800,000	1,943,630

			6,349,710

MATERIAL—METALS & MINING	0.1%
BHP Billiton Finance USA Ltd., 6.75% to 10/20/25, due 10/19/75, 144A (USD)(c),(f)		1,600,000	1,872,432

TOTAL AUSTRALIA			8,222,142

CANADA	1.3%
PIPELINES	0.9%
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (USD)(f)		2,955,000	3,078,160
Enbridge, Inc., 6.25% to 3/1/28, due 3/1/78 (USD)(f)		3,289,000	3,490,961
Transcanada Trust, 5.50% to 9/15/29, due 9/15/79 (USD)(f)		8,115,000	8,387,096
Transcanada Trust, 5.875% to 8/15/26, due 8/15/76, Series 16-A (USD)(a),(f)		5,765,000	6,107,326

			21,063,543

UTILITIES—ELECTRIC UTILITIES	0.4%
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16-A (USD)(a),(f)		8,000,000	8,792,160

TOTAL CANADA			29,855,703

FINLAND	0.1%
BANKS
Nordea Bank Abp, 6.625% to 3/26/26, 144A (USD)(c),(e),(f),(i)		1,400,000	1,507,947

		Principal Amount	Value
FRANCE	1.1%
BANKS	0.9%
BNP Paribas SA, 6.625% to 3/25/24, 144A (USD)(c),(e),(f),(i)		$1,800,000	$1,898,037
BNP Paribas SA, 7.00% to 8/16/28, 144A (USD)(c),(e),(f),(i)		800,000	881,416
BNP Paribas SA, 7.195% to 6/25/37, 144A (USD)(a),(c),(e),(f)		2,900,000	3,252,626
BNP Paribas SA, 7.375% to 8/19/25, 144A (USD)(c),(e),(f),(i)		3,000,000	3,355,065
BNP Paribas SA, 7.625% to 3/30/21, 144A (USD)(a),(c),(e),(f),(i)		2,400,000	2,529,840
Credit Agricole SA, 6.875% to 9/23/24, 144A (USD)(c),(e),(f),(i)		1,800,000	1,936,287
Credit Agricole SA, 8.125% to 12/23/25, 144A (USD)(a),(c),(e),(f),(i)		2,950,000	3,479,156
Societe Generale SA, 6.75% to 4/6/28, 144A (USD)(c),(e),(f),(i)		1,200,000	1,223,580
Societe Generale SA, 7.375% to 9/13/21, 144A (USD)(a),(c),(e),(f),(i)		3,000,000	3,163,800
Societe Generale SA, 8.00% to 9/29/25, 144A (USD)(c),(e),(f),(i)		1,400,000	1,577,947

			23,297,754

ELECTRIC	0.1%
Electricite de France SA, 5.25% to 1/29/23, 144A (USD)(c),(e),(f)		1,200,000	1,229,358

INSURANCE—MULTI-LINE	0.1%
AXA SA, 6.379% to 12/14/36, 144A (USD)(c),(e),(f)		1,000,000	1,175,345

TOTAL FRANCE			25,702,457

GERMANY	0.0%
BANKS
Commerzbank AG, 7.00% to 4/9/25 (USD)(e),(f),(h),(i)		1,000,000	1,032,175

HONG KONG	0.1%
BANKS
Bank of China Hong Kong Ltd., 5.90% to 9/14/23, 144A (USD)(c),(e),(f)		2,200,000	2,350,609

ITALY	0.3%
BANKS	0.1%
Intesa Sanpaolo SpA, 7.70% to 9/17/25, 144A (USD)(c),(e),(f),(i)		2,300,000	2,396,842

UTILITIES—ELECTRIC UTILITIES	0.2%
Enel SpA, 8.75% to 9/24/23, due 9/24/73, 144A (USD)(a),(c),(f)		4,085,000	4,804,981

TOTAL ITALY			7,201,823

JAPAN	0.6%
INSURANCE
LIFE/HEALTH INSURANCE	0.5%
Dai-ichi Life Insurance Co., Ltd., 5.10% to 10/28/24, 144A (USD)(a),(c),(e),(f)		2,000,000	2,166,430
Meiji Yasuda Life Insurance Co., 5.20% to 10/20/25, due 10/20/45, 144A (USD)(a),(c),(f)		3,600,000	3,974,472

		Principal Amount	Value
Nippon Life Insurance Co., 5.10% to 10/16/24, due 10/16/44, 144A (USD)(a),(c),(f)		$5,000,000	$5,432,600

			11,573,502

PROPERTY CASUALTY	0.1%
Mitsui Sumitomo Insurance Co., Ltd., 4.95% to 3/6/29, 144A (USD)(c),(e),(f)		2,400,000	2,660,160

TOTAL JAPAN			14,233,662

NETHERLANDS	0.2%
BANKS
ING Groep N.V., 5.75% to 11/16/26 (USD)(e),(f),(i)		1,800,000	1,814,175
ING Groep N.V., 6.875% to 4/16/22 (USD)(e),(f),(h),(i)		3,000,000	3,160,011

TOTAL NETHERLANDS			4,974,186

NORWAY	0.1%
BANKS
DNB Bank ASA, 6.50% to 3/26/22 (USD)(e),(f),(h),(i)		3,000,000	3,146,250

SPAIN	0.1%
BANKS
Banco Bilbao Vizcaya Argentaria SA, 6.50% to 3/5/25, Series 9 (USD)(e),(f),(i)		2,400,000	2,449,200

SWEDEN	0.1%
BANKS
Svenska Handelsbanken AB, 6.25% to 3/1/24, Series EMTN (USD)(e),(f),(h),(i)		1,800,000	1,930,500

SWITZERLAND	1.1%
BANKS	1.0%
Credit Suisse Group AG, 7.125% to 7/29/22 (USD)(e),(f),(h),(i)		2,600,000	2,766,777
Credit Suisse Group AG, 6.375% to 8/21/26, 144A (USD)(c),(e),(f),(i)		2,800,000	2,905,000
Credit Suisse Group AG, 7.25% to 9/12/25, 144A (USD)(c),(e),(f),(i)		1,400,000	1,499,197
Credit Suisse Group AG, 7.50% to 7/17/23, 144A (USD)(c),(e),(f),(i)		4,400,000	4,705,646
UBS Group Funding Switzerland AG, 6.875% to 3/22/21 (USD)(e),(f),(h),(i)		1,800,000	1,872,108
UBS Group Funding Switzerland AG, 6.875% to 8/7/25 (USD)(e),(f),(i)		2,600,000	2,789,953
UBS Group Funding Switzerland AG, 7.125% to 2/19/20 (USD)(e),(f),(h),(i)		1,046,000	1,058,929

		Principal Amount		Value
UBS Group Funding Switzerland AG, 7.125% to 8/10/21 (USD)(e),(f),(h),(i)		$1,600,000		$1,682,000
UBS Group Funding Switzerland AG, 7.00% to 1/31/24, 144A (USD)(c),(e),(f),(i)		4,000,000		4,253,000

				23,532,610

INSURANCE—PROPERTY CASUALTY	0.1%
Swiss Re Finance Luxembourg SA, 5.00% to 4/2/29, due 4/2/49, 144A (USD)(c),(f)		2,000,000		2,214,250

TOTAL SWITZERLAND				25,746,860

UNITED KINGDOM	2.2%
BANKS	2.0%
Barclays PLC, 7.875% to 3/15/22 (USD)(e),(f),(h),(i)		3,600,000		3,816,382
Barclays PLC, 8.00% to 6/15/24 (USD)(e),(f),(i)		2,200,000		2,341,273
HBOS Capital Funding LP, 6.85% (USD)(e),(h)		2,400,000		2,445,600
HSBC Capital Funding Dollar 1 LP, 10.176% to 6/30/30, 144A (USD)(a),(c),(e),(f)		8,950,000		14,507,055
HSBC Holdings PLC, 6.375% to 3/30/25 (USD)(e),(f),(i)		1,600,000		1,697,144
HSBC Holdings PLC, 6.50% to 3/23/28 (USD)(e),(f),(i)		1,400,000		1,465,590
HSBC Holdings PLC, 6.875% to 6/1/21 (USD)(a),(e),(f),(i)		2,400,000		2,518,440
Lloyds Banking Group PLC, 7.50% to 6/27/24 (USD)(a),(e),(f),(i)		4,334,000		4,657,316
Lloyds Banking Group PLC, 7.50% to 9/27/25 (USD)(e),(f),(i)		2,600,000		2,774,473
Nationwide Building Society, 10.25%(e),(h)		655,000		1,264,407
Royal Bank of Scotland Group PLC, 7.648% to 9/30/31 (USD)(a),(e),(f)		2,512,000		3,479,120
Royal Bank of Scotland Group PLC, 8.00% to 8/10/25 (USD)(e),(f),(i)		1,800,000		1,989,900
Royal Bank of Scotland Group PLC, 8.625% to 8/15/21 (USD)(a),(e),(f),(i)		3,200,000		3,434,720
Standard Chartered PLC, 7.75% to 4/2/23, 144A (USD)(c),(e),(f),(i)		600,000		648,801

				47,040,221

INTEGRATED TELECOMMUNICATIONS SERVICES	0.2%
Vodafone Group PLC, 7.00% to 4/4/29, due 4/4/79 (USD)(f)		2,750,000		3,164,563

TOTAL UNITED KINGDOM				50,204,784

UNITED STATES	5.9%
BANKS	2.9%
AgriBank FCB, 6.875% to 1/1/24(a),(e),(f)		37,000	†	3,963,625
Bank of America Corp., 6.10% to 3/17/25, Series AA(e),(f)		1,513,000		1,654,034
Bank of America Corp., 5.875% to 3/15/28, Series FF(e),(f)		3,000,000		3,250,500

		Principal Amount		Value
Bank of America Corp., 6.50% to 10/23/24, Series Z(a),(e),(f)		$3,169,000		$3,527,778
BB&T Corp., 4.80% to 9/1/24(e),(f)		1,540,000		1,541,910
Citigroup, Inc., 5.90% to 2/15/23(e),(f)		5,675,000		5,906,058
Citigroup, Inc., 6.125% to 11/15/20, Series R(e),(f)		973,000		1,000,585
Citigroup, Inc., 6.25% to 8/15/26, Series T(a),(d),(e),(f)		2,950,000		3,288,085
Citigroup, Inc., 5.00% to 9/12/24, Series U(e),(f)		2,400,000		2,430,780
Citizens Financial Group, Inc., 6.375% to 4/6/24, Series C(e),(f)		1,200,000		1,261,824
CoBank ACB, 6.25% to 10/1/22, Series F(a),(e),(f)		52,500	†	5,525,625
CoBank ACB, 6.25% to 10/1/26, Series I(a),(e),(f)		2,866,000		3,073,785
Farm Credit Bank of Texas, 6.75% to 9/15/23, 144A(a),(c),(e),(f)		35,300	†	3,803,575
Farm Credit Bank of Texas, 10.00%, Series 1(a),(e)		7,000	†	7,778,750
Goldman Sachs Group, Inc./The, 5.30% to 11/10/26, Series O(e),(f)		1,645,000		1,728,730
Goldman Sachs Group, Inc./The, 5.50% to 8/10/24, Series Q(e),(f)		1,440,000		1,513,800
JPMorgan Chase & Co., 5.736% (3 Month US LIBOR + 3.47%), Series I (FRN)(e),(g)		2,984,000		3,002,522
JPMorgan Chase & Co., 6.75% to 2/1/24, Series S(a),(e),(f)		3,375,000		3,748,663
Wells Fargo & Co., 5.889% (3 Month US LIBOR + 3.77%), Series K (FRN)(e),(g)		2,150,000		2,179,562
Wells Fargo & Co., 5.875% to 6/15/25, Series U(a),(e),(f)		2,891,000		3,188,932
Wells Fargo Capital X, 5.95%, due 12/1/36, (TruPS)		2,830,000		3,506,551

				66,875,674

COMMUNICATIONS—TOWERS	0.4%
Crown Castle International Corp., 6.875%, due 8/1/20, Series A (Convertible)(a)		7,400	†	9,363,220

ELECTRIC	0.3%
CenterPoint Energy, Inc., 6.125% to 9/1/23, Series A(e),(f)		1,850,000		1,948,448
Duke Energy Corp., 4.875% to 9/16/24(e),(f)		3,330,000		3,412,001
Southern Co./The, 5.50% to 3/15/22, due 3/15/57, Series B(f)		1,100,000		1,144,980

				6,505,429

FOOD	0.3%
Dairy Farmers of America, Inc., 7.875%, 144A(c),(e),(j)		60,000	†	6,030,000

INDUSTRIALS—DIVERSIFIED MANUFACTURING	0.3%
General Electric Co., 5.00% to 1/21/21, Series D(e),(f)		7,892,000		7,499,531

		Principal Amount		Value
INSURANCE	1.2%
LIFE/HEALTH INSURANCE	1.0%
MetLife Capital Trust IV, 7.875%, due 12/15/37, 144A (TruPS)(a),(c)		$4,500,000		$5,924,678
MetLife, Inc., 5.25% to 6/15/20, Series C(a),(e),(f)		3,200,000		3,242,000
MetLife, Inc., 5.875% to 3/15/28, Series D(e),(f)		2,530,000		2,741,002
MetLife, Inc., 9.25%, due 4/8/38, 144A(a),(c)		6,500,000		9,451,617
Voya Financial, Inc., 6.125% to 9/15/23, Series A(e),(f)		1,000,000		1,060,715

				22,420,012

PROPERTY CASUALTY	0.2%
Assurant, Inc., 7.00% to 3/27/28, due 3/27/48(f)		2,100,000		2,344,692
Liberty Mutual Group, Inc., 7.80%, due 3/7/87, 144A(c)		1,680,000		2,228,680

				4,573,372

TOTAL INSURANCE				26,993,384

INTEGRATED TELECOMMUNICATIONS SERVICES	0.3%
Centaur Funding Corp., 9.08%, due 4/21/20, 144A(a),(c),(d)		7,989	†	8,280,598

PIPELINES	0.1%
Plains All American Pipeline LP, 6.125% to 11/15/22, Series B(e),(f)		2,895,000		2,731,375

UTILITIES	0.1%
NextEra Energy Capital Holdings, Inc., 5.65% to 5/1/29, due 5/1/79(f)		2,790,000		3,033,684

TOTAL UNITED STATES				137,312,895

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$285,900,034)				315,871,193

CORPORATE BONDS—UNITED STATES	0.1%
INDUSTRIALS—DIVERSIFIED MANUFACTURING
General Electric Co., 6.875%, due 1/10/39, Series GMTN		1,335,000		1,769,790

TOTAL CORPORATE BONDS (Identified cost—$1,429,667)				1,769,790

		Number of Shares
SHORT-TERM INVESTMENTS	1.3%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 1.95%(k)		31,686,604		31,686,604

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$31,686,604)				31,686,604

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$2,351,152,023)	136.1%			3,165,148,788
WRITTEN OPTION CONTRACTS	(0.0)			(243,524)
LIABILITIES IN EXCESS OF OTHER ASSETS	(36.1)			(839,367,518)

NET ASSETS (Equivalent to $27.25 per share based on 85,341,460 shares of common stock outstanding)	100.0%			$2,325,537,746

Exchange-Traded Option Contracts

Written Options
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(l)	Premiums Received	Value
Put — Union Pacific Corp.	$160.00	10/18/19	(477)	$(7,726,446)	$(112,521)	$(164,565)

Over-the-Counter Option Contracts

Written Options
Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(l)	Premiums Received	Value
Call — American Water Works Co, Inc.	Goldman Sachs International	$130.00	10/18/19	(2,501)	$(31,069,923)	$(378,540)	$(78,959)

Centrally Cleared Interest Rate Swap Contracts
Notional Amount	Fixed Rate Payable(m)	Fixed Payment Frequency	Floating Rate (resets monthly) Receivable(m),(n)	Floating Payment Frequency	Maturity Date	Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Value
$212,500,000	1.460%	Monthly	LIBOR	Monthly	12/28/23	$—	$(976,013)	$(976,013)

Glossary of Portfolio Abbreviations

EMTN	Euro Medium Term Note
ETF	Exchange-Traded Fund
FRN	Floating Rate Note
GMTN	Global Medium Term Note
HKD	Hong Kong Dollar
LIBOR	London Interbank Offered Rate
MLP	Master Limited Partnership
TruPS	Trust Preferred Securities
USD	United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

†	Represents shares.
(a)	All or a portion of the security is pledged as collateral in connection with the Fund’s credit agreement. $1,761,206,054 in aggregate has been pledged as collateral.
(b)	Non-income producing security.
(c)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $189,237,977 which represents 8.1% of the net assets of the Fund, of which 0.0% are illiquid.

(d)	A portion of the security has been rehypothecated in connection with the Fund’s credit agreement. $778,939,863 in aggregate has been rehypothecated.
(e)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(f)	Security converts to floating rate after the indicated fixed-rate coupon period.
(g)	Variable rate. Rate shown is in effect at September 30, 2019.
(h)

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $33,314,802 which represents 1.4% of the net assets of the Fund, of which 0.0% are illiquid.

(i)

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $86,358,877 or 3.7% of the net assets of the Fund.(2.7% of the managed assets of the Fund).

(j)	Security value is determined based on significant unobservable inputs (Level 3).
(k)	Rate quoted represents the annualized seven-day yield.
(l)	Amount represents number of contracts multiplied by notional contract size multiplied by the underlying price.
(m)	Represents one year forward-starting interest rate swap with interest receipts and payments commencing on December 28, 2020 (effective date).
(n)	Based on LIBOR. Represents rates in effect at September 30, 2019.

Sector Summary	% of Managed Assets
Electric	31.5
Pipelines	15.2
Communications	10.3
Banks	7.7
Railways	6.9
Toll Roads	6.1
Airports	5.9
Gas Distribution	4.3
Water	4.0
Other	3.3
Insurance	1.8
Real Estate	1.1
Utilities	0.8
Financial	0.6
Industrials	0.5

100.0

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Portfolio Valuation

Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Exchange traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange or clearinghouse.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment manager, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the inputs used as of September 30, 2019 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock	$2,661,451,585	$2,661,451,585	$—	$—
Exchange-Traded Funds	1,554,643	1,554,643	—	—
Preferred Securities—$25 Par Value:
United States	146,369,035	141,966,831	4,402,204	—
Other Countries	6,445,938	6,445,938	—	—
Preferred Securities—Capital Securities:
United States	137,312,895	—	131,282,895	6,030,000
Other Countries	178,558,298	—	178,558,298	—
Corporate Bonds	1,769,790	—	1,769,790	—
Short-Term Investments	31,686,604	—	31,686,604	—

Total Investments in Securities(a)	$3,165,148,788	$2,811,418,997	$347,699,791	$6,030,000	(b)

Written Option Contracts	$(243,524)	$(164,565)	$(78,959)	$—
Interest Rate Swap Contracts	(976,013)	—	(976,013)	—

Total Derivative Liabilities(a)	$(1,219,537)	$(164,565)	$(1,054,972)	$—

(a)	Portfolio holdings are disclosed individually on the Schedule of Investments.
(b)

Level 3 investments are valued by a third-party pricing service. The inputs for these securities are not readily available or cannot be reasonably estimated. A change in the significant unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

Preferred Securities— Capital Securities— United States
Balance as of December 31, 2018	$5,985,000
Change in unrealized appreciation (depreciation)	45,000

Balance as of September 30, 2019	$6,030,000

The change in unrealized appreciation (depreciation) attributable to securities owned on September 30, 2019 which were valued using significant unobservable inputs (Level 3) amounted to $45,000.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Note 2. Derivative Instruments

Options: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

Centrally Cleared Interest Rate Swap Contracts: The Fund uses interest rate swaps in connection with borrowing under its credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund’s shares as a result of the floating rate structure of interest owed pursuant to the credit agreement. When entering into interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty’s agreement to pay the Fund a variable rate payment that was intended to approximate the Fund’s variable rate payment

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

obligation on the credit agreement, the accruals for which would begin at a specific date in the future (“the effective date”). The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked-to-market daily and changes in the value are recorded as unrealized appreciation (depreciation).

Immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded as cash collateral pledged for interest rate swap contracts. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin on interest rate swap contracts. Payments received from or paid to the counterparty, including at termination, are recorded as realized gain (loss).

Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Schedule of Investments. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The following summarizes the volume of the Fund’s option contracts and interest rate swap contracts activity for the nine months ended September 30, 2019:

	Purchased Option Contracts(a),(b)	Written Option Contracts(a),(b)	Interest Rate Swap Contracts(c)
Average Notional Amount	$7,762,080	$11,819,718	$212,500,000

(a)

Average notional amounts represent the average for all months in which the Fund had option contracts outstanding at month end. For the period, this represents two month for purchased options and four months for written options.

(b)	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.
(c)	Average notional amount represents the average for all months in which the Fund had interest rate swap contracts outstanding at month end. For the period, this represents one month.